UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 7, 2002



                          MIDWEST GRAIN PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


         KANSAS                     0-17196               48-0531200
(State or other jurisdiction of   (Commission   IRS Employer Identification No.)
      incorporation)              File Number)

                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)


                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 7. Financial Statement and Exhibits.

Exhibits:

99.1     May 7, 2002- Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on May 7, 2002 by Midwest Grain Products, Inc., announcing third quarter operating results for fiscal year 2002.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MIDWEST GRAIN PRODUCTS, INC.



Date: May 7, 2002                 By: /s/Robert G. Booe
                                      Robert G. Booe
                                      Vice President and Chief Financial Officer